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                                                                       EXHIBIT 1

                           JOINT FILING AGREEMENT

                Each of the undersigned agrees that the Statement on Schedule 13D relating to shares of Common Stock of University Bancorp., Inc. to which this Agreement is attached is being filed on behalf of each of the undersigned. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         Dated as of March 4, 1997


                           /s/ Joseph L. Ranzini
                           ----------------------------------------------------
                           Joseph L. Ranzini, individually and as trustee


                           /s/ Mildred Lange Ranzini
                           ----------------------------------------------------
                           Mildred Lange Ranzini, individually and as trustee


                           /s/ Stephen Lange Ranzini
                           ----------------------------------------------------
                           Stephen Lange Ranzini, individually and as trustee


                           /s/ Joseph Lange Ranzini
                           ----------------------------------------------------
                           Joseph Lange Ranzini, individually and as trustee


                           /s/ Paul Lange Ranzini
                           ----------------------------------------------------
                           Paul Lange Ranzini, individually and as trustee


                           /s/ Angela C. Ranzini
                           ----------------------------------------------------
                           Angela C. Ranzini, individually and as trustee


                           /s/ Catherine Ranzini Clare
                           ----------------------------------------------------
                           Catherine Ranzini Clare, individually and as trustee




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